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Exhibit 10.219

GUARANTY INDUCEMENT AND OFFSET AGREEMENT

        THIS GUARANTY INDUCEMENT AND OFFSET AGREEMENT, dated as of September 27, 2004 (this "Agreement") is entered into by and among Prospect Medical Group, Inc., a California professional corporation ("PMG"), Prospect Medical Holdings, Inc., a Delaware corporation ("Holdings"; and together with PMG, each a "Borrower" and collectively, "Borrowers"), Prospect Medical Systems, Inc., a Delaware corporation ("PMS"), Sierra Medical Management, Inc., a Delaware corporation ("SMM"), and Pinnacle Health Resources, a California corporation ("PHR"), Sierra Primary Care Medical Group, A Medical Corporation, a California professional corporation ("Sierra Primary"), Santa Ana/Tustin Physicians Group, Inc., a California professional corporation ("Santa Ana/Tustin"), Pegasus Medical Group, Inc., a California professional corporation ("Pegasus"), Antelope Valley Medical Associates, Inc., a California professional corporation ("Antelope"), Nuestra Familia Medical Group, Inc., a California professional corporation ("Nuestra"), Prospect Health Source Medical Group, Inc., a California professional corporation ("Prospect Health"), Prospect Professional Care Medical Group, Inc., a California professional corporation ("Prospect Professional"), Prospect NWOC Medical Group, Inc., a California professional corporation ("Prospect NWOC"), APAC Medical Group, Inc., a California professional corporation ("APAC"), and StarCare Medical Group, Inc., a California professional corporation ("StarCare"; and together with PMS, SMM, PHR, Sierra Primary, Santa Ana/Tustin, Pegasus, Antelope, Nuestra, Prospect Health, Prospect Professional, Prospect NWOC and APAC, each a "Guarantor" and collectively, "Guarantors"), each of the other parties identified from time to time as a party hereto on the signature pages hereof or that become parties hereto pursuant to the joinder provision of Section 9 below (each, together with the Borrowers and the Guarantors, a "Restricted Credit Party" and collectively, the "Restricted Credit Parties"), and Residential Funding Corporation, a Delaware corporation (the "Lender"). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement (as defined below).

RECITALS

        WHEREAS, the Lender has entered into or are about to enter into a Loan and Security Agreement (as the same may be amended, restated, modified, replaced, refinanced or supplemented from time to time, the "Loan Agreement") with Borrowers and other Credit Parties, pursuant to which Lender may make loans and provide other financial accommodations to Borrowers;

        WHEREAS, the Lender has required, among other things, that the Obligations under the Loan Agreement (the "Senior Obligations") be secured by a security interest in all amounts owing from time to time among the Restricted Credit Parties (the "Intercompany Loans"), including, without limitation, Intercompany Loans pursuant to or evidenced by that certain Subordinated Intercompany Note dated on or about the date hereof (as the same may be amended, restated, modified, replaced, refinanced or supplemented from time to time, the "Intercompany Note");

        WHEREAS, the Lender has required, as a condition to providing financing to Borrowers, that each of the Restricted Credit Parties guarantees the other Restricted Credit Parties' Obligations as set forth in the Loan Agreement (the "Loan Agreement Guaranty") and secures such Loan Agreement Guaranty by granting a security interest to the Lender, in any and all of such Restricted Credit Party's personal property, including the Intercompany Note and any future loans and other financial accommodations provided by such Restricted Credit Party;

        WHEREAS, the Lender has required, as a condition to providing financing to Borrowers, that each Person party to the Intercompany Note as a Payee thereunder (as such term is defined therein) (a "Lending Company") agree to provide compensation to each Person party to the Intercompany Note as a Debtor thereunder (as such term is defined therein) (a "Borrowing Company"), as provided herein, if any Restricted Credit Party does not repay the Senior Obligations and Lender calls upon any other Restricted Credit Party for payment on any such Loan Agreement Guaranty or from the Collateral in which such Restricted Credit Party has granted a security interest; and

        WHEREAS, each party hereto intends that each Borrowing Company receive the "fair equivalent value" (as used in Section 548 of the Bankruptcy Code) for the amount of any such Loan Agreement Guaranty that is called upon by Lender.

AGREEMENT

        NOW, THEREFORE, in consideration of the premises and covenants hereinafter contained, and to induce Lender to provide the loans and other financial accommodations to Borrowers under the Loan Agreement, the parties agree as follows:

        1.    Offset.    With respect to any Intercompany Loan, regardless of whether evidenced by the Intercompany Note, as between a Lending Company and a Borrowing Company, such Lending Company hereby agrees that any payment made by such Borrowing Company pursuant to the Loan Agreement Guaranty of such Borrowing Company shall be deemed to be a payment made at the request of such Lending Company to Lender, and shall be credited as a payment under the Intercompany Note by such Borrowing Company or any other indebtedness owing by such Borrowing Company to such Lending Company, thereby automatically reducing the amount owing to such Lending Company by the amount of such payment.

        2.    Amounts in Excess of Offset.    If the Lender should at any time obtain payment from any Borrowing Company in excess of the amount of the offset which occurs pursuant to Section 1 above, the amount of such Borrowing Company's claim against the applicable Lending Company by virtue of such payment may be offset against any and all amounts that such Lending Company may thereafter be entitled to receive, for any reason, from such Borrowing Company.

        3.    Governing Law.    THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF CALIFORNIA.

        4.    Amendments.    None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Lender and the Restricted Credit Parties; provided that any provision of this Agreement may be waived by the Lender, acting alone, in a letter or agreement executed by the Lender.

        5.    Successors and Assigns.

          (a)   This Agreement shall be binding upon and shall inure to the benefit of the Lender, the Restricted Credit Parties and each of their respective heirs, administrators, executors, successors and assigns.

          (b)   Upon a successor Lender becoming the Lender under the Loan Agreement Documents or upon any other lender (each, a "Refinancing Lender") refinancing all, or with the prior written consent of the then existing Lender, any portion, of the Senior Obligations, such successor Lender or Refinancing Lender shall automatically be entitled to all the rights and powers of the Lender hereunder without the need for any further action on the part of any party hereto.

        6.    Headings.    Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purposes.

        7.    Counterparts.    This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument, and all signatures need not appear on any one counterpart. Any party hereto may execute and deliver a counterpart of this Agreement by delivering by facsimile transmission a signature page of this Agreement signed by such party, and any such facsimile signature shall be treated in all respects as having the same effect as an original signature. Any party delivering by facsimile transmission a counterpart executed by it shall promptly thereafter also deliver a manually signed counterpart of this Agreement.

        8.    Severability.    The invalidity, illegality, or unenforceability of any provision in or obligation under this Agreement in any jurisdiction shall not affect or impair the validity, legality, or enforceability of the remaining provisions or obligations under this Agreement or of such provision or obligation in any other jurisdiction.

        9.    Joinder.    The parties hereto acknowledge and agree that any Person that becomes a Credit Party after the date hereof is required to become a party hereto (the "New Party") at the time such New Party becomes a Credit Party. Restricted Credit Parties shall cause each New Party to execute a joinder agreement in form and substance satisfactory to Lender and upon the execution thereof, the New Party shall be bound by all the terms and conditions hereof to the same extent as though such New Party had originally executed this Agreement as a Restricted Credit Party. The addition of the New Party shall not in any manner affect the obligations of the other parties hereto.

[Signature Pages Follow]

        IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the day and year first above written.

LENDER:
RESIDENTIAL FUNDING CORPORATION
By:	/s/ ANGELA D. BROWN
Name:	Angela D. Brown
Title:	Sr. Vice President
RESTRICTED CREDIT PARTIES:
PROSPECT MEDICAL HOLDINGS, INC.
PROSPECT MEDICAL SYSTEMS, INC.
PINNACLE HEALTH RESOURCES
By:	/s/ JACOB Y. TERNER, M.D.
Name:	Jacob Y. Terner, M.D.
Title:	Chief Executive Officer
PROSPECT MEDICAL GROUP, INC.
SANTA ANA/TUSTIN PHYSICIANS GROUP, INC.
PEGASUS MEDICAL GROUP, INC.
ANTELOPE VALLEY MEDICAL ASSOCIATES, INC.
PROSPECT HEALTH SOURCE MEDICAL GROUP, INC.
PROSPECT PROFESSIONAL CARE MEDICAL GROUP, INC.
PROSPECT NWOC MEDICAL GROUP, INC.
APAC MEDICAL GROUP, INC.
STARCARE MEDICAL GROUP, INC.
By:	/s/ JACOB Y. TERNER, M.D.
Name:	Jacob Y. Terner, M.D.
Title:	Chief Executive Officer

SIERRA MEDICAL MANAGEMENT, INC.
By:	/s/ JACOB Y. TERNER, M.D.
Name:	Jacob Y. Terner, M.D.
Title:	Chief Executive Officer
SIERRA PRIMARY CARE MEDICAL GROUP, A MEDICAL CORPORATION
By:	/s/ JACOB Y. TERNER, M.D.
Name:	Jacob Y. Terner, M.D.
Title:	Chief Executive Officer
NUESTRA FAMILIA MEDICAL GROUP, INC.
By:	/s/ R. STEWART KAHN
Name:	R. Stewart Kahn
Title:	Vice President

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  Exhibit 10.219
GUARANTY INDUCEMENT AND OFFSET AGREEMENT
RECITALS
AGREEMENT